Fees Summary	Jul. 31, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,933.40
Total Fee Amount	1,933.40
Total Transaction Valuation	14,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00